AMENDMENT NO. 1

                                       TO
                                CREDIT AGREEMENT



      AMENDMENT NO. 1 (this "Amendment"), dated as of August 19, 1997, to the Credit Agreement (the "Credit Agreement"), dated as of May 22, 1997, by and among INTERNATIONAL GAME TECHNOLOGY, a Nevada corporation (the "Borrower"), THE BANK OF NEW YORK, as administrative agent (the "Administrative Agent") and as the Issuing Bank, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Documentation Agent, CIBC INC., CREDIT LYONNAIS LOS ANGELES BRANCH, DEUTSCHE BANK AG, NEW YORK BRANCH AND/OR CAYMAN ISLANDS BRANCH, KEYBANK NATIONAL ASSOCIATION and UNITED STATES NATIONAL BANK OF OREGON, as CoAgents (in such capacity, the "Co-Agents", each, a "Co-Agent"), and the lenders party hereto (together with their respective assigns, the "Lenders", each a "Lender").


                                    RECITALS

A. Capitalized terms used herein which are not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

B. Prior to the effectiveness of this Amendment, the Aggregate Commitment Amount was to be automatically reduced by $100,000,000 to $150,000,000 if, during the Reserve Period, the Borrower did not fully repay the Senior Notes and satisfy the other conditions set forth in Section 5.2.

C. The Borrower has indicated that it does not intend to repay the Senior Notes and has requested that the Credit Agreement be amended to eliminate such automatic reduction and to permit the full amount of the Commitments to be used for the Borrower's general corporate purposes, including the repurchase of the Capital Stock of the Borrower, and the Administrative Agent, the Issuing Bank and the Lenders are willing to agree to such amendment subject to the terms and conditions hereinafter set forth.

      Accordingly, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. The definition of "Available Commitment Amount" contained in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                  "Available Commitment Amount": as of any date and with respect to any Lender, the amount set forth adjacent to its name under the heading "Commitment Amount" in Exhibit A on such date or, in the event that such Lender is not listed in Exhibit A, the "Commitment Amount" which such Lender shall have assumed from another Lender in accordance with Section 11.7 on or prior to such date, as the same may be adjusted from time to time pursuant to Sections 2.5 or 11.7.

2. The definitions of "Reserve Period" and "Senior Note Reserve Amount" contained in Section 1.1 of the Credit Agreement are hereby deleted.

3. The first sentence of Section 2.3(a) of the Credit Agreement is hereby amended by deleting clause (B) thereof and relettering the remaining clauses thereof accordingly.

4. Section 2.5(a) of the Credit Agreement is hereby amended by deleting the last sentence thereof.

5. Section 2.5(c) of the Credit Agreement is hereby amended to read as follows:

                  (c)   Intentionally Omitted


6. The first sentence of Section 2.7 of the Credit Agreement is hereby amended to read as follows:

(i)    repay the Existing Bank Debt,  pay all of the Fees due  hereunder,  pay
            the   reasonable   out-of-pocket   fees  and  expenses
            incurred by the Borrower in  connection  with the Loan
            Documents and for the Borrower's general corporate purposes not inconsistent with the provisions hereof, including the repurchase of the Capital Stock of the Borrower and the repayment of amounts due in respect of the Senior Notes or the prepayment thereof.

7. The heading of Section 5 of the Credit Agreement is hereby amended to read as follows:

            5.    CONDITIONS  TO FIRST  LOANS OR THE  ISSUANCE OF
            FIRST LETTERS OF CREDIT ON THE FIRST BORROWING DATE

8. Section 5.2 of the Credit Agreement is hereby amended to read as follows:

                  5.2   Intentionally Omitted


9. Section 8.1(v) of the Credit Agreement is hereby amended to read as follows:

            (v)   Indebtedness in respect of the Senior Notes,

10. Exhibit C-1 in the form annexed hereto is hereby substituted for Exhibit C-1 to the Credit Agreement.

11. The effectiveness of this Amendment is subject to the prior or simultaneous fulfillment of the following conditions:

(a) The Administrative Agent shall have received this Amendment executed by a duly authorized officer or officers of the Borrower and the Lenders.

(b) Except for notices required to be given to Gaming Authorities after the execution and delivery of this Amendment, which notices are for informational purposes only and the failure to give the same will not affect the validity or enforceability of the Loan Documents, all consents, authorizations, approvals, filings and exemptions of all Persons required to be obtained or made in connection with this Amendment, including, without limitation, any required consents, authorizations, approvals, filings and exemptions of Gaming Authorities, shall have been obtained or made, as the case may be, and shall be in full force and effect, and all required notices have been given and all required waiting periods shall have expired, and the Administrative Agent shall have received a certificate, in all respects satisfactory to the Administrative Agent, of an executive officer of the Borrower to the foregoing effects.

12. The Borrower hereby (i) reaffirms and admits the validity and enforceability of the Credit Agreement and the other Loan Documents and all of its obligations thereunder, (ii) agrees and admits that it has no defenses to or offsets against any of its obligations to the Lenders under the Loan Documents, (iii) represents and warrants that there exists no Default or Event of Default, and (iv) represents and warrants that each of the representations and warranties contained in the Credit Agreement is true and correct, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct on and as of such earlier date and for consents, authorizations, approvals, filings and exemptions of all Persons which are required to be obtained or made in connection with this Amendment, including Gaming Authorities, which consents, authorizations, approvals, filings and exemptions will have been obtained or made prior to the effectiveness of this Amendment.

13. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one amendment. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

14. This Amendment is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

15. Except as amended hereby, the Credit Agreement shall in all other respects remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                    INTERNATIONAL GAME TECHNOLOGY


                                    By:
                                    Name:
                                    Title:



                                    By:
                                    Name:
                                    Title:


                                    THE BANK OF NEW YORK,
                                    individually, as Issuing Bank
                                    and as Administrative Agent


                                    By:
                                    Name:
                                    Title:


                                    WELLS FARGO BANK, NATIONAL ASSOCIATION, individually and as Documentation Agent


                                    By:
                                    Name:
                                    Title:


                                    CIBC INC., individually and as a Co-Agent


                                    By:
                                    Name:
                                    Title:


                                    CREDIT   LYONNAIS   LOS  ANGELES   BRANCH,
                                    individually and as a Co-Agent


                                    By:
                                    Name:
                                    Title:


                                    DEUTSCHE  BANK AG, NEW YORK BRANCH  AND/OR
                                    CAYMAN ISLANDS BRANCH, individually and as a Co-Agent


                                    By:
                                    Name:
                                    Title:


                                    KEYBANK       NATIONAL        ASSOCIATION,
                                    individually and as a Co-Agent


                                    By:
                                    Name:
                                    Title:


                                    UNITED STATES NATIONAL BANK OF OREGON, individually and as a Co-Agent


                                    By:
                                    Name:
                                    Title:


                                    THE ASAHI BANK, LTD., LOS ANGELES AGENCY


                                    By:
                                    Name:
                                    Title:


                                    BANCA DI ROMA, SAN FRANCISCO BRANCH


                                    By:
                                    Name:
                                    Title:


                                    BANK OF MONTREAL


                                    By:
                                    Name:
                                    Title:

                                    THE  DAI-ICHI   KANGYO  BANK,   LTD.,  LOS
                                    ANGELES AGENCY


                                    By:
                                    Name:
                                    Title:


                                    FLEET BANK N.A.


                                    By:
                                    Name:
                                    Title:


                                    MICHIGAN NATIONAL BANK


                                    By:
                                    Name:
                                    Title:


                                    THE  SANWA  BANK,  LIMITED,   LOS  ANGELES
                                     BRANCH


                                    By:
                                    Name:
                                    Title:

                                    THE SUMITOMO BANK, LIMITED


                                    By:
                                    Name:
                                    Title:


                                    UNION BANK OF CALIFORNIA, N.A.


                                    By:
                                    Name:
                                    Title: